SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material pursuant to

Rule 14a-11(c) or Rule 14a-12

DWS VALUE SERIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[	]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

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Questions & Answers

DWS Large Cap Value Fund

•	Why am I receiving this proxy statement?

A Deutsche Investment Management Americas Inc. (“DeIM”), the investment advisor to the DWS Large Cap Value Fund (the “Fund”), believes that the Fund can more effectively benefit from the global investment management expertise of Deutsche Asset Management by transitioning portfolio management responsibilities to personnel at DeIM’s affiliate, Deutsche Asset Management International GmbH (“DeAMi”). In order to permit the Fund to benefit from this global expertise, DeIM recommended, and the Board approved, a sub-advisory agreement with DeAMi. In order to enable DeAMi to begin serving as sub-advisor to the Fund, the Fund’s Board of Directors took various actions at a meeting held on January 17, 2007. At the meeting, the Board terminated the Investment Management Agreement with DeIM (the “Prior Investment Management Agreement”) and approved an interim investment management agreement with DeIM (the “Interim Agreement”) and an interim sub-advisory agreement between DeIM and DeAMi (the “Interim Sub-Advisory Agreement”). The termination of the Prior Investment Management Agreement and the commencement of each of the Interim Agreement and the Interim Sub-Advisory Agreement became effective on February 5, 2007. The Interim Agreement and the Interim Sub-Advisory Agreement each have a maximum term of 150 days. In order to allow DeIM and DeAMi to serve as advisor and sub-advisor to the Fund on more than an interim basis, the Board, at the January 17, 2007 meeting, also approved a new investment management agreement with DeIM (the “New Investment Management Agreement”) and a new sub-advisory agreement between DeIM and DeAMi (the “New Sub-Advisory Agreement”). Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the New Investment Management Agreement and the New Sub-Advisory Agreement are being submitted to shareholders for approval. The New Investment Management Agreement and the New Sub-Advisory Agreement will each become effective upon shareholder approval.

•	What issues am I being asked to vote on?

A You are being asked to vote on two proposals:

•	Approval of the New Investment Management Agreement with DeIM; and
•	Approval of the New Sub-Advisory Agreement between DeIM and DeAMi with respect to the Fund.

Each of the proposals is described in more detail in the Proxy Statement.

After carefully reviewing the proposals, the Fund’s Board has determined that these actions are in the best interests of the Fund. The Board unanimously recommends that you vote for each proposal.

Q&A continued

•	Are there differences between the Prior Investment Management Agreement, the Interim Agreement and the New Investment Management Agreement?

A The Prior Investment Management Agreement and the Interim Agreement are substantially similar except for the term of the agreement. The New Investment Management Agreement differs from the Prior Investment Management Agreement and the Interim Agreement with regard to the administrative services provided by DeIM. The Prior Investment Management Agreement contemplated and the Interim Agreement contemplates the provision by DeIM of both investment advisory and administrative services, and the management fee payable by the Fund compensates DeIM for both types of services. As part of a broader program initiated by DeIM to simplify and to standardize the expense structures and related contracts for the DWS funds, DeIM has proposed to divide the investment advisory and administrative services it provides to the Fund into two separate agreements. Therefore, the New Investment Management Agreement contemplates only the provision by DeIM of investment advisory services. Administrative services would be provided to the Fund by DeIM pursuant to a separate administrative services agreement. You are not being asked to vote on the proposed new administrative services agreement, which requires only Board approval.

•	Will the services provided and fees charged by DeIM change if shareholders approve the New Investment Management Agreement?

A In the aggregate, the scope of services provided to the Fund by DeIM would remain largely unchanged. As noted, DeIM has delegated portfolio management services to DeAMi. The fees paid to DeIM by the Fund will also remain unchanged, except that DeIM’s fees for investment management or for administrative services will be paid pursuant to separate contracts. With administrative fees being paid pursuant to a separate administrative services agreement, in the future the Board would have greater flexibility to adjust the administrative service arrangements of the Fund without incurring the costs of a shareholder vote.

•	What will happen if shareholders do not approve the New Investment Management Agreement?

A If shareholders of the Fund do not approve the New Investment Management Agreement, the Board will consider alternatives and take action that it deems to be in the best interest of the Fund.

•	Are there differences between the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement?

A No, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially similar except for the term and termination provisions of the agreements.

•  If the New Sub-Advisory Agreement is approved by shareholders, will the investment advisor to the Fund remain the same?

A Yes. DeIM will remain as investment advisor to the Fund and in that capacity will oversee the management of the Fund’s portfolio by DeAMi.

•	Will the New Sub-Advisory Agreement increase the management fee that shareholders pay?

A No, the fees paid to DeAMi for its sub-advisory services to the Fund will be paid by DeIM, not by the Fund.

•	What will happen if shareholders do not approve the New Sub-Advisory Agreement?

A If shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will take action that it deems to be in the best interest of the Fund.

•	How does the Board recommend that I vote on the proposals?

A The Board unanimously recommends that you vote for the proposals.

•	How can I vote?

A You can vote in any one of four ways:

•	Through the Internet by going to the website listed on your proxy card;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

•	Will the Fund pay for this proxy solicitation and legal costs associated with this solicitation?

A No, Deutsche Asset Management will bear these costs.

•	Whom should I call for additional information about this Proxy Statement?

A Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at 866-704-4429.

DWS LARGE CAP VALUE FUND

A Message from the Fund’s President

February ____, 2007

Dear Shareholder:

I am writing to you to ask for your vote on several important matters that affect your investment in the DWS Large Cap Value Fund (the “Fund”). While you are, of course, welcome to join us at the special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

Proposal 1:

Approval of a new investment management agreement (the “New Investment Management Agreement”) between DWS Value Series, Inc., on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM”); and

Proposal 2:	Approval of a sub-advisory agreement (the “New Sub-Advisory Agreement”) between DeIM and Deutsche Asset Management International GmbH (“DeAMi”) with respect to the Fund.

In order to allow the Fund to more effectively utilize the global investment management expertise of Deutsche Asset Management, DeIM recently recommended to the Board that the portfolio management responsibilities for the Fund be transitioned to personnel at its affiliate, DeAMi. In order to effectuate this change in portfolio management, DeIM recommended, and the Board approved, a sub-advisory agreement with DeAMi. In order to enable DeIM to enter into a sub-advisory agreement with DeAMi, the Board had to terminate the then current Investment Management Agreement with DeIM and approve an interim investment management agreement with DeIM and an interim sub-advisory agreement between DeIM and DeAMi on behalf of the Fund. In order to allow DeIM and DeAMi to serve as advisor and sub-advisor to the Fund on more than an interim basis, the Board also approved the New Investment Management Agreement and the New Sub-Advisory Agreement. The New Investment Management Agreement and the New Sub-Advisory Agreement are now being submitted to shareholders for approval.

As part of a broader program initiated by DeIM to simplify and standardize the expense structures and related contracts for the DWS funds, DeIM has proposed to divide the investment advisory and administrative services that it provides to the DWS funds into two separate agreements. Because the Fund is seeking approval of the New Investment Management Agreement in connection with the appointment of DeAMi as sub-advisor, DeIM proposed that the New Investment Management Agreement be only for the provision of investment advisory services. Administrative services would be provided to the Fund by DeIM pursuant to a separate administrative services agreement. You are not being asked to vote on the proposed new administrative services agreement because it only requires Board approval. DeIM believes that the separation of the contracts and fees for investment advisory and administrative services will provide the Board with more flexibility to make changes in the administrative services contract without undertaking the considerable expense of seeking shareholder approval for such changes. This arrangement will also bring the Fund into line with many of the other DWS funds, which will reduce the complexity and cost of keeping track of different fee arrangements.

The enclosed proxy statement provides greater detail about the proposals, why they are being made and how they would affect the Fund. Please read these materials carefully.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at 866-704-4429 or contact your financial advisor. Thank you for your continued support of DWS Scudder Investments.

[Signature]

Michael Clark

President

DWS Value Series, Inc.

DWS LARGE CAP VALUE FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for the Fund’s special shareholder meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of the DWS Large Cap Value Fund (the “Fund”):

A Special Meeting of Shareholders of the Fund will be held on April 11, 2007 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposals”):

Proposal 1:	Approval of a new investment management agreement between DWS Value Series, Inc., on behalf of the Fund, and Deutsche Investment Management Americas Inc. (“DeIM”); and

Proposal 2:	Approval of a sub-advisory agreement between DeIM and Deutsche Asset Management International GmbH with respect to the Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares at the close of business on February 7, 2007 of DWS Large Cap Value Fund are entitled to vote with respect to the Proposals at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the stockholders present at the Meeting may, without further notice, adjourn the Meeting from time to time (but not more than 120 days after the original record date for the Meeting to permit further solicitation of proxies.

By order of the Board,

[Signature]

John Millette

Secretary

February ___, 2007

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts:

(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
ABC Corp. Profit Sharing Plan

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith	John B. Smith

Jr. UGMA/UTMA

(2) Estate of John B. Smith                                         John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS LARGE CAP VALUE FUND

This document contains a Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on two important matters relating to the Fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Board’s recommendation on the proposals.

We urge you to review the Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us. If you have any questions, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at the special toll-free number we have set up for you (866-704-4429) or contact your financial advisor.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

February ____, 2007

This Proxy Statement is being furnished in connection with the solicitation of proxies and voting instructions by the Board of Directors (the “Board”) of DWS Value Series, Inc. with respect to the DWS Large Cap Value Fund (the “Fund”) to be used at the special meeting of shareholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, on April 11, 2007 at 4:00 p.m., Eastern time, and at any adjournments or postponements thereof (the “Meeting”) at which shareholders will be asked to consider two proposals (each a “Proposal” and together, the “Proposals.”)

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about February ____, 2007. It explains what you should know before voting on the Proposals described herein. Please read it carefully and keep it for future reference.

The Proposals relate to a recommendation by Deutsche Investment Management Americas Inc. (“DeIM”), the Fund’s investment advisor, to enter into a sub-advisory contract with an affiliate of DeIM and to enter into separate agreements for investment management and administrative services. The Board is recommending that shareholders approve the Proposals as described below.

Proposal 1:	Approval of a new investment management agreement (the “New Investment Management Agreement”) between DWS Value Series, Inc, on behalf of the Fund, and DeIM
Proposal 2:	Approval of a sub-advisory agreement (the “New Sub-Advisory Agreement”) between DeIM and Deutsche Asset Management International GmbH (“DeAMi”) with respect to the Fund

Shareholders may receive free copies of the Fund’s annual reports, semiannual reports, prospectuses and statements of additional information or request other information about the Fund or make shareholder inquiries by contacting their financial advisor or by calling the Fund at 1-800-621-1048 (Class A, B, and C shares), 1-800-728-3337 (Class S shares) or 1-800-730-1313 (Institutional Class shares).

This document is designed to give you the information you need to vote on the Proposals. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., your Fund’s proxy solicitor, at 866-704-4429, or contact your financial advisor.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Fund, including the Fund’s prospectus and statement of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. INTRODUCTION

As part of Deutsche Asset Management’s ongoing efforts to more effectively utilize its global investment organization and global investment management expertise, DeIM recently recommended to the Board, and the Board approved, a sub-advisory agreement between DeIM and DeAMi with respect to the Fund. DeIM recommended DeAMi as sub-advisor to allow for the transitioning of portfolio management of the Fund to Dr. Thomas Schuessler, an employee of DeAMi. A discussion of the Board’s considerations of DeAMi and Dr. Schuessler is provided below in the description of their approval of the new arrangements.

In order to enable DeIM to enter into the sub-advisory agreement with DeAMi and transition portfolio management to Dr. Schuessler, the Fund’s Board of Directors took various actions at a meeting held on January 17, 2007. At the meeting, the Board terminated the Investment Management Agreement with DeIM (the “Prior Investment Management Agreement”) and approved an interim investment management agreement with DeIM (the “Interim Agreement”) and an interim sub-advisory agreement between DeIM and DeAMi on behalf of the Fund (the

“Interim Sub-Advisory Agreement”). As required under the rules of the Investment Company Act of 1940, as amended (the “1940 Act”), each of these interim agreements will terminate 150 days after the date that the Prior Investment Management Agreement terminated. In order to allow DeIM and DeAMi to serve as advisor and sub-advisor to the Fund on more than an interim basis, the Board, at the January 17, 2007 meeting, also approved the New Investment Management Agreement and the New Sub-Advisory Agreement. Pursuant to the requirements of the 1940 Act, the New Investment Management Agreement and the New Sub-Advisory Agreement are being submitted to shareholders for approval. The 1940 Act requires that all investment advisory contracts, including sub-advisory contracts, be approved, at least initially, by shareholders of a fund.

II.	PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN DWS VALUE SERIES, INC., ON BEHALF OF THE FUND, AND DEIM

General. As described above, the Board is seeking shareholder approval of the New Investment Management Agreement which, as more fully described below, differs from the Prior Investment Management Agreement. As part of a broader program initiated by DeIM to simplify and standardize the expense structures and related contracts for the DWS funds, DeIM has proposed to divide the investment advisory and administrative services that it provides to the DWS funds into two separate contracts. As such, the New Investment Management Agreement, unlike the Prior Investment Management Agreement, only contemplates the provision of investment advisory services by DeIM to the Fund. Administrative services would be provided to the Fund under a proposed administrative services agreement (the “Administrative Services Agreement”) with DeIM. Shareholders are not being asked to vote on the Administrative Services Agreement, which requires only Board approval. The form of New Investment Management Agreement is attached hereto as Exhibit A. The material differences between the Prior Investment Management Agreement, the Interim Agreement and the New Investment Management Agreement are described below.

In the event that the Proposal is not approved by shareholders, the Board will consider alternatives and will act in a manner that it determines to be in the best interest of the Fund.

Investment Advisor. DeIM is the investment advisor for the Fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154 makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The name, address and principal occupation of each principal executive officer and each director of DeIM is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation

Axel Schwartzer	President, Chief Executive	Head of Deutsche Asset
Officer and Director	Management Americas and
DWS Scudder

Michael Colon	Chief Operating Officer and	Chief Operating Officer for
Director	Deutsche Asset Management
Americas and DWS Scudder

Jennifer Birmingham	Chief Financial Officer,	Director, Private Clients and
Treasurer and Director	Asset Management, Deutsche
Asset Management Americas

John Pak	Secretary and Chief Legal	Global Head of Institutional
Officer	Legal, Deutsche Asset
Management

Mark Cullen	Executive Vice President	Global Chief Operating

Officer for Deutsche Asset Management

Patrick Campion	Executive Vice President	Head of US Private Bank,
Deutsche Asset Management

John Robbins	Chief Compliance Officer	Regional Head of Asset
Management Compliance,
Deutsche Asset Management

DeIM is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit B sets forth the positions held by the officers of the Fund with DeIM or its affiliates.

DeIM (and its affiliates) act as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to the Fund. Exhibit C sets forth information regarding the Similar Funds.

Exhibit D sets forth information about the Fund’s relationship with DeIM and certain affiliates of DeIM.

DeIM will continue to provide investment advisory services to the Fund if the New Investment Management Agreement is approved.

Principal Underwriter and Administrator. Pursuant to an Underwriting and Distribution Services Agreement (the “Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A, B, C, S and the Institutional Class shares of the Fund, and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement for the Fund, dated April 5, 2002, was last approved by the Board on September 22, 2006, and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund (the “Independent Directors”) and who have no direct or indirect financial interest in the Distribution Agreement. For the Class B shares and Class C shares of the Fund, DWS-SDI receives a Rule 12b-1 distribution fee of 0.75% of the average daily net assets of such class.

Shareholder and administrative services are provided to the Fund under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of a majority of the Fund’s Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms or other service or administrative firms, including affiliates of DeIM, to provide information and services to investors of the Fund. For the Class A shares, Class B shares and Class C shares of the Fund, DWS-SDI receives a Rule 12b-1 shareholder services fee of up to 0.25% of the average daily net assets of such class. DWS-SDI will continue to provide distribution and shareholder services to the Fund under the current arrangements if the New Investment Management Agreement is approved.

Exhibit D sets forth the fees paid to DWS-SDI and to other affiliates of DeIM for distribution and administrative services during the Fund’s last fiscal year.

Board Considerations.

The Board of Directors, including the Independent Directors, approved the Interim Agreement and the New Investment Management Agreement (collectively, the “New Investment Management Agreements”) with DeIM at a meeting on January 17, 2007. In reviewing the New Investment Management Agreements, the Board considered that it renewed the Prior Investment Management Agreement as part of the annual contract renewal process in September 2006. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Prior Investment Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DeIM, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Prior Investment Management Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with reviewing the New Investment Management Agreements, the Board considered DeIM’s representation that with regard to the New Investment Management Agreements the Board may continue to rely on and take into account the information provided in connection with the renewal of the Prior Investment Management Agreement. Accordingly, in approving the New Investment Management Agreements, the Board took note of the considerations made and conclusions reached in renewing the Prior Investment Management Agreement. The Board believes such considerations and conclusions are still relevant. A complete discussion regarding the basis for the Board’s renewal of the Prior Investment Management Agreement is contained in the Fund’s annual report for the fiscal year ended November 30, 2006. Shareholders may receive a copy of this report by contacting their financial advisor or by calling the Fund at 800-621-1048.

In connection with its review of the New Investment Management Agreements, the Board reviewed materials received from DeIM, including information about (i) the nature and quality of services to be provided by DeIM under the New Investment Management Agreements; (ii) the proposed management fee rate under each agreement; and (iii) general information about DeAMi. The Independent Directors also met separately with their independent legal counsel to discuss the New Investment Management Agreements. In approving the New Investment Management Agreements, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the New Investment Management Agreements. The Board initially considered that it was approving the New Investment Management Agreements to effectuate the proposed change in the Fund’s portfolio management recommended by DeIM. The Board noted that because the proposed new portfolio manager is an employee of DeAMi, DeIM would delegate the day-to-day portfolio management of the Fund to DeAMi, as sub-advisor. In reviewing the delegation of portfolio management duties to DeAMi, the Board received and reviewed information on DeAMi and the proposed new portfolio manager, including: (i) information regarding the organization of DeAMi and the qualifications of its personnel who would be working with the Fund; (ii) information on Dr. Thomas Schuessler, the proposed new portfolio manager; and (iii) the performance history of a German mutual fund managed by Dr. Schuessler with a similar objective to the Fund’s. The Board also met with and received a presentation from Dr. Schuessler. The Board’s considerations of DeAMi and Dr. Schuessler are described in more detail below in the discussion of the Board’s considerations of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The Board then considered that under the structure of the New Investment Management Agreement, DeIM would provide administrative services to the Fund under a separate Administrative Services Agreement. The Board noted that the separation of portfolio management and administrative services into two separate contracts is part of a broader program initiated by DeAM which is intended to reduce DeAM’s operational, business and compliance risk while increasing efficiency in its mutual funds operations. The Board considered that the split arrangement would allow for greater flexibility to adjust the administrative services arrangements of the Fund without incurring the costs of a shareholder vote.

On the basis of its evaluation of all the information presented and its previous consideration of the Prior Investment Management Agreement, the Board concluded that the nature, quality and extent of services to be provided by DeIM under the New Investment Management Agreements is expected to be satisfactory.

Fees and Expenses. The Board considered that the management fee under the Interim Agreement and the combined management fee and administrative services fee under the New Investment Management Agreement would be the same as the management fee under the Prior Investment Management Agreement. The Board noted its previous considerations of the Fund’s management fee rate, operating expenses and total expense ratios, including that based on the information it previously received, the Fund’s management fee rate was at the 20th percentile of the peer group, and that the Fund’s total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 31st percentile for Class A shares, the 42nd percentile for Class B shares, the 29th percentile for Class C shares, the 36th percentile for Institutional Class shares, and the 7th percentile for Class S shares. The Board noted that the information for Class B and Institutional Class shares included the effect of an expense cap that expires on April 1, 2008. The Board concluded that the management fees under the New Investment Management Agreements are reasonable and appropriate in light of the nature, quality and extent of services to be provided by DeIM.

Profitability. The Board noted its previous consideration of the profitability of the investment management arrangement to DeIM and concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund are expected to continue to be not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedules under the New Investment Management Agreements are reasonable in relation to the asset size of the Fund. The Board noted that the proposed management fee schedules include five breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedules reflect an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by DeIM for administrative services provided to the Fund and any fees received by an affiliate of the DeIM for distribution services. The Board noted that in connection with the new investment management arrangement, DeIM would receive a flat administrative services fee under a separate Administrative Services Agreement. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Interim Agreement and the New Investment Management Agreement are fair and reasonable and that the approval of the New Investment Management Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Description of the Interim Agreement and the New Management Investment Agreement

Under the Prior Investment Management Agreement, DeIM provided the Fund with continuing investment management services. DeIM also determined which securities would be purchased, held or sold, and what portion of the Fund's assets would be held uninvested, subject to the Fund’s by-laws, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Board determined. The Interim Agreement, which is currently in effect for the Fund, is substantially similar to the Prior Investment Management Agreement except that it terminates after 150 days. By terminating the Prior Investment Management Agreement and entering into the Interim Agreement DeIM was able to immediately enter into a sub-advisory agreement with DeAMi to delegate certain of its advisory functions to DeAMi.

The New Investment Management Agreement that shareholders are being asked to approve is part of an overall plan to standardize and add flexibility to the management agreements for all of the DWS funds, including the Fund. A form of the New Investment Management Agreement is attached hereto as Exhibit A, and the description of the New Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

The New Investment Management Agreement represents a change in the contractual arrangement currently in effect for the Fund, as it will cover only portfolio management and related services, unlike the current contractual arrangement. Currently, DeIM provides both investment management and administrative services to the Fund under the Interim Agreement. The Fund will enter into the Administrative Services Agreement, which is not required to be voted on by shareholders, and which will cover both those administrative services currently included in the Interim Agreement and those accounting services currently included in the accounting services agreement in effect for the Fund.

The services to be provided under the Administrative Services Agreement are substantially similar to the administrative services currently provided under the Interim Agreement, except that DeIM will no longer be required to prepare and file the Fund’s federal excise tax return. Instead, under the Administrative Services Agreement, DeIM must arrange for the preparation and filing of the Fund’s federal excise tax. The result is that a cost previously paid by DeIM will be shifted to the Fund under the new contractual arrangements.

The aggregate fee paid by the Fund to DeIM will remain the same under the New Investment Management Agreement. DeIM proposes to charge a flat fee of 0.10% of average daily net assets to the Fund for administrative services, and accordingly reduce the fee paid by the Fund for investment management services under the New Investment Management Agreement by 0.10% of average daily net assets. A comparison of the effective fees payable under the current and proposed arrangements (based on assets used for fiscal year ended November 30, 2006) is shown below:

DWS Large Cap Value Fund

Current fees:	Proposed fees:
Management	0.52%	Management	0.42%
Accounting	0.00%	Administrative	0.10%
Total	0.52%	Total	0.52%

Additional information regarding the management fees payable under the Prior Investment Management and the Interim Agreement and the fees proposed to be paid under the New Investment Management Agreement is set forth in Exhibit E. Exhibit E was calculated based on the Fund’s most recent fiscal year.

The scope of portfolio management and related services provided to the Fund by DeIM and its standard of care as an investment advisor will not change as a result of the new contractual arrangement.

Comparison of Prior Investment Management Agreement, Interim Agreement and New Investment Management Agreement

The Prior Investment Management Agreement, dated April 5, 2002, was last approved by shareholders of the Fund on March 28, 2002 in connection with the acquisition of Zurich Scudder Investments, Inc. by Deutsche Bank. The Prior Investment Management Agreement was terminated, effective February 5, 2007, by a unanimous vote of the Board on January 17, 2007 in order to allow for DeIM to enter into the Interim Sub-Advisory Agreement. The Interim Agreement was approved by the Board on January 17, 2007 and will terminate 150 days from February 5, 2007, unless shareholders approve the New Investment Management Agreement prior to its termination. Upon approval by shareholders, the New Investment Management Agreement for the Fund will be dated as of the date of shareholder approval. The New Investment Management Agreement will be in effect for an initial term ending on September 30, 2007, and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of the Fund, or by the Board and, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose. Because the Prior Investment Management Agreement and the Interim Agreement are substantially similar, references will only be made to the Interim Agreement in comparing the Prior Investment Management Agreement and the Interim Agreement to the New Investment Management Agreement.

Administrative Services. Under the Interim Agreement, DeIM provides both investment management and administrative services required for the operation of the Fund under a single agreement. DWS-Scudder Fund Accounting Corporation provides accounting services to the Fund under a separate accounting services agreement. Services currently provided under the Interim Agreement, which will be provided under the separate Administrative Services Agreement, include:

▪	supervising and managing all aspects of the Fund’s operations, except for distribution services; and
▪	supervising the operations of the Fund’s third party service providers.

As described above, under the Administrative Services Agreement, DeIM will only be responsible for arranging for the preparation and filing of the Fund’s federal excise tax, which means the Fund will be responsible for any preparation or filing costs.

The transfer of administrative services from the Interim Agreement to the separate Administrative Services Agreement will in no way affect the quality of the services the Fund or its shareholders receive.

Fees. The aggregate fees paid by the Fund to DeIM will not change. Under the New Investment Management Agreement, investment management fees will be reduced by 0.10% of average daily net assets, while the Administrative Services Agreement will impose a flat rate of 0.10% of average daily net assets on the Fund. See Exhibit E for additional fee information.

Delegation to Unaffiliated Sub-Advisors. Under the New Investment Management Agreement, subject to the prior approval of a majority of the members of the Board, including a majority of the Board members who are not “interested persons” of the Fund or any party to the New Investment Management Agreement, and, to the extent required by applicable law, by the shareholders of the Fund, DeIM may, through a sub-advisory agreement or other arrangement, delegate to either an affiliated or unaffiliated sub-advisor any of the duties enumerated in the New Investment Management Agreement, including management of all or a portion of the assets being managed. DeIM will continue to oversee the services provided by such sub-advisor and any such delegation will not relieve DeIM of any of its obligations under the New Investment Management Agreement.

Under the Interim Agreement, DeIM is permitted to delegate portfolio management services only to an affiliated company or employees of such companies, subject to the prior approval of a majority of the members of the Board, including a majority of the Board members who are not “interested persons” of the Fund or any party to the Interim Agreement.

Required Vote. Approval of the New Investment Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR the approval of a New Investment Management Agreement for the Fund.

III. PROPOSAL 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN DEIM AND DEAMI WITH RESPECT

TO THE FUND

General. As described above in the Introduction, the Board has approved the appointment of DeAMi as investment sub-advisor to the Fund and has approved the Interim Sub-Advisory Agreement between DeIM and DeAMi (the “Interim Sub-Advisory Agreement") pursuant to which DeAMi provides investment advisory services in connection with the management of the Fund. The Interim Sub-Advisory Agreement will remain in effect for 150 days after its effective date of February 5, 2007. In order to allow DeAMi to serve as sub-advisor to the Fund on more than an interim basis, the Board has also approved the New Sub-Advisory Agreement between DeIM and DeAMi which is being submitted to shareholders for approval as required by the 1940 Act. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit F. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit F.

Due to the proposal of the New Sub-Advisory Agreement and the implementation of the Interim Sub-Advisory Agreement, the responsibility for managing the assets of the Fund has changed, as set forth in Exhibit G, with responsibility for portfolio management transitioning to an investment manager located in Germany.

Under the New Sub-Advisory Agreement, DeIM will be responsible for paying DeAMi an investment management fee at the rate of 50% of the management fee that it receives under the New Investment Management Agreement. Any such fees payable under the New Sub-Advisory Agreement will be paid by DeIM and will have no effect on management fees paid by the Fund to DeIM pursuant to the New Investment Management Agreement.

The New Sub-Advisory Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of the DWS Large Cap Value Fund. If it is approved by the shareholders of the Fund, the New Sub-Advisory Agreement would continue in effect until September 30, 2007, and will continue from year to year thereafter, subject to approval annually by the Board or by a vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the Fund, and also, in either event, approval by a majority of the Board's Non-interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund should fail to approve the New Sub-Advisory Agreement, the Board will take such action, if any, as it considers to be in the best interests of the Fund.

Board Considerations.

The Board of Directors, including the Independent Directors, approved the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement (collectively, the “New Sub-Advisory Agreements”) between DeIM and DeAMi at a meeting held on January 17, 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In connection with the approval of the New Sub-Advisory Agreements, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the New Sub-Advisory Agreements. The Board initially noted that the new Sub-Advisory Agreements would allow DeIM’s recommended change to the Fund’s portfolio management to take effect. The Board considered the organization of DeAMi, the qualifications of its personnel who would be working with the Fund, and the resources made available to such personnel. The Board also reviewed DeAMi’s compliance program. The Board met with and received a presentation from Dr. Thomas Schuessler, the proposed new portfolio manager for the Fund, and was able to ask Dr. Schuessler questions. The Board considered Dr. Schuessler’s investment philosophy and his stock selection process. The Board noted that Dr. Schuessler currently manages three German mutual funds, which have solid Morningstar and S&P ratings. The Board also reviewed information on the 5-year performance of the DWS (CH) – US Equities Fund, one of the German mutual funds currently managed by Dr. Schuessler, versus the S&P 500 Index, noting that the DWS (CH) – US Equities Fund had outperformed the S&P 500 over the 5-year period.

On the basis of its evaluation of all the information presented, the Board concluded that the nature, quality and extent of services to be provided by DeAMi is expected to be satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the New Sub-Advisory Agreements and how it related to the overall management fee structure of the Fund. The Board noted that DeAMi did not provide an estimate of profitability in connection with the management of the Fund, but noted that the Advisor compensates DeAMi from its fees.

As part of its approval of the New Investment Management Agreements with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the New Investment Management Agreements with DeIM included five breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to DeAMi. The Board also considered the character and amount of other incidental benefits received by DeAMi and its affiliates (including DeIM). The Board noted that under the current soft dollar policies, no sub-advisor, including DeAMi, may use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer (“third-party research”), although, they may obtain proprietary research prepared by an executing broker-dealer in connection with a transaction through that broker-dealer. The Board, however, recently approved a change in the soft dollar policies to permit DeIM to allocate brokerage to acquire third-party research and, may in the future, permit sub-advisors, including DeAMi, to allocate brokerage to acquire third-party research. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the New Sub-Advisory Agreements are fair and reasonable and that the approval of the New Sub-Advisory Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Description of the Interim and New Sub-Advisory Agreements. DeAMi currently serves as sub-advisor to the Fund under the Interim Sub-Advisory Agreement. Under the Interim Sub-Advisory Agreement, DeAMi manages all of the securities and other assets of the Fund entrusted to it by DeIM, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines. DeIM is responsible for supervising and overseeing DeAMi’s performance of its duties under the Interim Sub-Advisory Agreement. The sub-advisory fee payable under the Interim Sub-Advisory Agreement is paid by DeIM, not the Fund, and has been set, and may vary from time to time, subject to the approval of the Fund's Board, including a majority of its Independent Directors. Under both the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, DeAMi will be paid by DeIM under the following fee schedule based on the Fund’s average daily net assets:

0.2025%	to $1.5 billion
0.1900%	next $500 million
0.1775%	next $1 billion
0.1650%	next $1 billion
0.1525%	next $1 billion
0.1400%	thereafter

The Interim Sub-Advisory Agreement provides that DeAMi shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Interim Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Interim Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement may be terminated without penalty (a) at any time by the Board, or by vote of a majority of the outstanding voting securities of the Fund, (b) by DeIM on not more than 60 days’ nor less than 30 days’ written notice to DeAMi, or (c) by DeAMi upon 90 days' written notice to DeIM, and will automatically terminate in the event of its assignment by either party to the Interim Sub-Advisory Agreement, as defined in the 1940 Act, or upon termination of the Interim Agreement or the New Investment Management Agreement with the Fund.

The New Sub-Advisory Agreement will become effective upon shareholder approval, and will remain effective until September 30, 2007 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. The New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the New Investment Management Agreement. In addition, DeIM may terminate the New Sub-Advisory Agreement upon immediate notice if DeAMi becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. The New Sub-Advisory Agreement may be terminated without penalty at any time (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund on 60 days’ written notice to DeIM and DeAMi, (b) by DeIM on 60 days’ written notice to DeAMi, or (c) by DeAMi upon 90 days’ written notice to DeIM.

Other than with respect to its term of effectiveness and termination procedures, the New Sub-Advisory Agreement does not materially differ from the Interim Sub-Advisory Agreement.

Information about DeAMi. DeAMi, with headquarters at Mainzer Landstrasse 16, 60325 Frankfurt am Main, Germany, provides a full range of investment advisory services to institutional and retail clients, and is registered as an investment advisor with the U.S. Securities and Exchange Commission. As of December 31, 2006, DeAMi managed more than $44 billion in assets. DeAMi is an indirect wholly-owned subsidiary of Deutsche Bank.

The principal occupations of each director and principal executive officer of DeAMi are set forth in the table below.

The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMi, is Mainzer Landstrasse 16, 60325 Frankfurt am Main, Germany. No Directors or officers of the Fund are employees, officers, directors or shareholders of DeAMi.

Name	Position	Principal Occupation

Marcus Goering	Managing Director	Managing Director of Deutsche Asset

Management and Deutsche Asset Management

International

Peter Roemer	Managing Director	Head of European

Institutional Business and Head of Executive

Board of Deutsche Asset

Management International
Peter Kerger	Managing Director	Head of Institutional

Distribution for Deutsche Asset Management,

Managing Director of Deutsche Asset Management Investment GmbH and Deutsche Asset Management International

Georg Schuh	Managing Director	CIO and Managing Director,
Deutsche Asset Management
International

Klaus Kaldemorgen	Managing Director	Global Head of Equities and

Member of the Asset Management Global Operating Committee for Deutsche Asset Management;Managing Director of Deutsche Asset Management International

Exhibit H sets forth the fees and other information regarding a U.S. registered investment company sub-advised by DeAMi that has similar investment objectives to the Fund.

Brokerage Commissions on Fund Transactions. The policy of DeAMi in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DeAMi seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. DeAMi routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation.

Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by DeAMi with the principal market makers for these securities unless DeAMi reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, DeAMi does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

DeAMi is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if DeAMi determines that such commissions are reasonable in relation to the overall services provided. DeAMi may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with DeAMi’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DeAMi may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to DeAMi, it is the opinion of DeAMi that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DeAMi’s staff. Research and brokerage services received from a broker-dealer may be useful to DeAMi in providing services to clients other than the Fund making the trade, and not all such information is used by DeAMi in connection with such Fund. Conversely, such information provided to DeAMi by broker-dealers through which other clients of DeAMi effect securities transactions may be useful to DeAMi in providing services to the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

DeAMi may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by DeAMi to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if DeAMi determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is DeIM’s policy that sub-advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. DeIM may, in the future, change this policy. Regardless, DeAMi may, as matter of internal policy, limit or preclude third party research and brokerage services.

DeIM will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by DeAMi are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DeAMi may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DeAMi and its affiliates and the Fund’s management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DeAMi has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DeAMi and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of DeAMi, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Required Vote. Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional Information") of the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement.

IV. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile, will be borne by DeAM.

This Proxy Statement is being furnished in connection with the solicitation of proxies and voting instructions by the Board of DWS Value Series, Inc. with respect to the Fund to be used at the special meeting of shareholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, on April 11, 2007 at 4:00 p.m., Eastern time, and at any adjournments or postponements thereof (the “Meeting”) at which shareholders will be asked to consider two proposals (each a “Proposal” and collectively, the “Proposals.”) The Notice of a Special Meeting, the Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about February ___, 2007.

Only shareholders of record on February 7, 2007 are entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

As of February 7, 2007, DWS Large Cap Value Fund had the following shares outstanding:

Share Class                                                                         Number of Shares

Class A	15,340,785.62
Class B	1,578,011.41
Class C	1,514,649.56
Class S	61,242,399.80
Institutional Class	2,311,900.20

The Directors of DWS Large Cap Value Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from DWS Large Cap Value Fund’s shareholders by the Fund’s Directors for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposals. Approval of each Proposal requires the affirmative vote of the holders of a “majority of the outstanding securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940 and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Record Date, Quorum and Method of Tabulation. Shareholders of record of DWS Large Cap Value Fund at the close of business on February 7, 2007 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement thereof. The holders of at least one-third of the shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the Proposals. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership. As of February 7, 2007, the officers and Directors of DWS Large Cap Value Fund, each as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

To the best of the knowledge of the Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of DWS Large Cap Value Fund as of February 7, 2007:

Share Class	Name & Address of Owner	Shares Owned	% Ownership

A	Jennifer Ferrari, Trustee	2,609,182.00	16.39%
State Street Bank and Trust

ADP 401(K) Daily Valuation Product A

Roseland, NJ 07068-1739

A	Morgan Stanley	1,035,055.85	6.50%

Attn: Mutual Fund Operations

Jersey City, NJ 07311-3907

A	DWS Trust Company, Trustee	930,906.80	5.85%

FBO Community Health Systems Inc. 401(k) Plan

Attn: Asset Reconciliation

Salem, NH 03079-1143

C	Merrill Lynch Pierce Fenner & Smith	231,906.93	14.92%

For the Sole Benefit of its Customers

Attn: Fund Administration 97EP6

Jacksonville, FL 32246-6484

INST	State Street Bank & Trust Co.	1,142,951.59	49.11%
Custodian FBO Scudder Pathway Series

Growth Portfolio

Quincy, MA 02171-2105

INST	State Street Bank & Trust Co.	797,833.50	34.28%

Custodian FBO Scudder Pathway Series

Balanced Portfolio

Quincy, MA 02171-2105

INST	State Street Bank & Trust Co.	257,642.40	11.07%

Custodian FBO Scudder Pathway Series

Conservative Portfolio

Quincy, MA 02171-2105

Solicitation of Proxies. In addition to soliciting proxies by mail, certain officers and representatives of the Fund, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $223,674. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, to read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 866-704-4429. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeIM.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of a Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the stockholders present at the Meeting may propose adjournment of the Meeting for a reasonable period of time (but not more than 120 days after the original record date for the Meeting) to permit further solicitation of proxies.

V.	REGULATORY AND LITIGATION MATTERS

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and Deutsche Investment Management Americas Inc. (“DeIM”), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/ or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

Other regulatory matters. On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which DeIM, DAMI and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DAMI and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

EXHIBIT A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of _________________, 2007, among DWS Value Series, Inc., a Maryland corporation (the “Corporation”), on its own behalf and on behalf of its series listed in Schedule I to this Agreement, as may be amended from time to time (each, a “Fund” and together, the “Funds”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”), effective with respect to each Fund as of the date set out with respect to such Fund on Schedule I to this Agreement, as may be amended from time to time.

WHEREAS, the Corporation is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Corporation engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the Corporation’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Corporation under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Corporation desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Corporation, each Fund and the Adviser agree as follows:

1.	Appointment and Services.

(a)           The Corporation appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b)           Subject to the terms of this Agreement, and the supervision of the Board of Directors, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act and the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Corporation.

(c)            The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Directors and disclosed to the Adviser. The Adviser will determine what portion of each Fund's portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d)           The Adviser will provide assistance to the Board of Directors in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted for each Fund.

(e)           The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Directors such records upon request.

(f)	The Adviser also agrees to make available to the Board of Directors the following:

(i)	periodic reports on the investment performance of each Fund;

(ii)           additional reports and information related to the Adviser’s duties under this Agreement as the Board of Directors may reasonably request; and

(iii)          to the extent held by the Adviser, all of each Fund's investment records and ledgers as are necessary to assist the Corporation in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g)           The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2.	Investment Management Fee.

(a)           For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Corporation on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by the fee rates set forth on Schedule II to this Agreement and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b)           The “average daily net assets” of each Fund will mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on a business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the Corporation's Articles of Amendment and Restatement, as amended from time to time (the “Articles”) and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c)           The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d)           All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3.	Expenses.

(a)           Except as otherwise specifically provided in this Section 3 or as determined by the Board of Directors, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including a Fund's share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in Section 3 of this Agreement.

(b)           The Adviser will not be required to pay any expenses of the Corporation or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Corporation's Directors and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Corporation, a Fund's custodian or other agents of the Corporation; taxes and governmental fees; fees and expenses of a Fund's accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c)           The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund's Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4.            Delegation of Investment Management Services. Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Directors who are not “interested persons,” and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Directors who are not “interested persons,” and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5.	Selection of Brokers and Affiliated Transactions.

(a)           Subject to the policies established by, and any direction from the Corporation’s Board of Directors, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Corporation or be in breach of any obligation owing to the Corporation under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of each Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Fund’s Prospectus and SAI.

(b)           Subject to the policies established by, and any direction from, the Corporation’s Board of Directors, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c)           The Adviser and any of its affiliates will not deal with the Corporation or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund’s order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Directors in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d)           The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Directors of the Corporation such information relating to portfolio transactions as they may reasonably request.

6.	Limitation of Liability of Manager.

(a)           As an inducement to the Adviser undertaking to provide services to the Corporation and each Fund pursuant to this Agreement, the Corporation and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Corporation or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Corporation, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)           The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7.	Term and Termination.

(a)	This Agreement will remain in force with respect to each party until

September 30, 2008 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b)           This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Corporation. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8.            Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9.             Services Not Exclusive. The Adviser’s services to the Corporation and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Directors of the Corporation, and that officers or Directors of the Corporation may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Corporation and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10.          Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Directors. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund's account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.          Additional Series. In the event the Board of Directors authorizes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Directors with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12.          Delivery of Documents. Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Corporation. The Corporation has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Corporation and each Fund:

(i)	The Articles.

(ii)	By-Laws of the Corporation as in effect on the date hereof.

(iii)	Resolutions of the Board of Directors of the Corporation approving the form of this Agreement.

The Corporation will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13.	Miscellaneous.

(a)            The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b)            Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c)            This Agreement will be construed in accordance with the laws of Maryland without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d)           Any notice required under this Agreement will be sufficiently given when delivered or mailed to the other party at the address of such party set out below or to such other persons or at such address as such party may from time to time specify in writing to the other party.

If to Corporation:	DWS Value Series, Inc.

John Millette

Two International Place, 10th Floor
Boston, MA 02110-4103

If to Adviser:	Deutsche Investment Management Americas Inc.
Michael Colon
345 Park Avenue
New York, NY 10154

(e)            This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(f)            If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DWS Value Series, Inc.

By: ______________________________

Philip J. Collora, Vice President

DWS Value Series, Inc., on behalf of the Fund(s) set out on Schedule I

By: ____________________________

Philip J. Collora, Vice President

DEUTSCHE ASSET MANAGEMENT AMERICAS, INC.

By: ______________________________

Michael Colon

Chief Operating Officer

SCHEDULE I

FUNDS

Fund	Effective Date
DWS Large Cap Value Fund	TBD

SCHEDULE II

INVESTMENT MANAGEMENT FEE RATES

(as a percentage of net assets)

Fund	Investment Management Fee Rate
DWS Large Cap Value Fund	0.425% to $1.5 billion 0.400% next $500 million 0.375% next $1 billion 0.350% next $1 billion 0.325% next $1 billion 0.300% thereafter

EXHIBIT B

FUND OFFICERS(1)

The following table presents certain information regarding the Officers of the Fund as of February 5, 2007. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606.

Name, Date of Birth, Position(s) Held with the Corporation and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present

Managing Director(3), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a
Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a
Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a
Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a
Jason Vazquez(4) (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

n/a
Robert Kloby(4) (1962) Chief Compliance Officer, 2006-present

Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

(1)

As a result of their respective positions held with DeIM, these individuals are considered “interested persons” of DeIM within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(2)	Length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the Board.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

EXHIBIT C

INFORMATION REGARDING SIMILAR FUNDS

Has
compensation
been waived,
reduced or
otherwise
agreed to be
reduced
Net Assets	under any
As of	Current Management Fee	applicable
Fund Name	12/31/06 ($)	Schedule	contract?	Current Investment Objective

DWS Small	$159,531,877	0.665% to $500 million	Yes	The fund seeks to provide
Cap Core Fund	0.615% next $500 million	long-term capital growth.

0.565% thereafter

DWS Growth &	$4,606,550,657	0.365% to $250 million	Yes	The fund seeks long-term
Income Fund	0.360% next $750 million	growth of capital, current
0.355% next $1.5 billion	income and growth of
0.345% next $5 billion	income.
0.335% next $5 billion
0.325% next $5 billion
0.300% thereafter

DWS Growth &	$331,886,547	0.390% to $250 million	Yes	The portfolio seeks
Income VIP	0.365% to $750 million	long-term growth of
0.340% thereafter	capital, current income
and growth of income.

DWS Dreman	$69,163,940	0.800% to $250 million	Yes	The fund seeks long-term
Concentrated	0.780% next $750 million	growth of capital.
Value Fund	0.760% next $1.5 billion
0.740% over $2.5 billion

DWS Dreman	$9,012,435,806	0.750% to $250 million	Yes	The fund seeks to achieve
High Return	0.720% next $750 million	a high rate of total return.
Equity Fund	0.700% next $1.5 billion
0.680% next $2.5 billion
0.650% next $2.5 billion
0.640% next 2.5 billion
0.630% next 2.5 billion
0.620% thereafter

DWS Dreman	$1,137,921,508	0.750% to $250 million	Yes	The portfolio seeks to
High Return	0.720% next $750 million	achieve a high rate of
Equity VIP	0.700% next $1.5 billion	total return.
0.680% next $2.5 billion
0.650% next $2.5 billion
0.640% next $2.5 billion
0.630% next $2.5 billion
0.620% thereafter

DWS Dreman	$46,959,366	0.750% to $250 million	Yes	The fund seeks long-term
Mid Cap Value	0.720% next $750 million	capital appreciation.

Fund	0.700% next $1.5 billion
0.680% next $1.5 billion
0.660% thereafter

DWS Dreman	$1,914,007,330	0.750% to $250 million	Yes	The fund seeks long-term
Small Cap Value	0.720% next $750 million	capital appreciation.
Fund	0.700% next $1.5 billion
0.680% next $2.5 billion
0.650% next $2.5 billion
0.640% next $2.5 billion
0.630% next $2.5 billion
0.620% thereafter

DWS Dreman	$652,382,058	0.750% to $250 million	Yes	The portfolio seeks
Small Mid Cap	0.720% next $750 million	long-term capital
Value VIP	0.700% next $1.5 billion	appreciation.
0.680% next $2.5 billion
0.650% next $2.5 billion
0.640% next $2.5 billion
0.630% next $2.5 billion
0.620% thereafter

DWS Small Cap	$331,191,336	0.665% to $500 million	Yes	The fund seeks long-term
Value Fund	0.615% thereafter	growth of capital.

DWS Equity	$143,903,587	0.665% to $250 million	Yes	The fund seeks high
Income Fund	0.635% next $750 million	income consistent with
0.615% next $1.5 billion	preservation of capital and,
0.595% next $2.5 billion	secondarily, long-term
0.565% next $2.5 billion	growth of capital.
0.555% next $2.5 billion
0.545% next $2.5 billion
0.535% thereafter

DWS RREEF	$2,131,218,490	0.565% to $100 million	Yes	The fund seeks long-term
Real Estate	0.465% next $100 million	capital appreciation and
Securities Fund	0.415% next $100 million	current income.
0.365% thereafter

DWS Equity	$457,555,182	0.915% to $50 million	Yes	The fund seeks to achieve
Partners Fund	0.765% next $50 million	long-term growth of capital
0.715% next $100 million	and, secondarily, current
0.615% thereafter	income.

DWS Commodity	$241,640,265	0.950% to $500 million	Yes	The fund seeks capital
Securities Fund	0.900% next $500 million	appreciation.
0.850% thereafter

DWS Disciplined[1]	$10,466,060	1.250% to $1 billion	Yes	The fund seeks capital
Market Neutral	1.200% next $1 billion	appreciation independent
Fund	1.150% next $1 billion	of stock market direction.
1.100% thereafter

DWS Disciplined[2]	$10,126,015	1.000% to $1 billion	Yes	The fund seeks
Long/Short	0.950% next $1 billion	capital appreciation.
Value Fund	0.900% next $1 billion

_________________________

1 Fund commenced operations on October 13, 2006.

2 Fund commenced operations on November 15, 2006.

0.850% thereafter

EXHIBIT D

INFORMATION REGARDING THE FUND’S RELATIONSHIP WITH DEIM AND CERTAIN AFFILIATES

DWS Large Cap Value Fund

No portfolio trading commissions were paid to Affiliated Brokers for the fiscal year ended November 30, 2006.

The following fees were paid by the Fund to DeIM and its affiliates during the fiscal year ended November 30, 2006 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).

Name	Services	Amount of Fee

DWS Scudder Distributors, Inc.	Distributor	$1,630,921
DWS Scudder Investments Service Company	Transfer Agent	$2,299,413
DWS Scudder Service Corporation	Transfer Agent	$xxxxx
DWS Scudder Fund Accounting Corporation	Fund Accounting	$0
Deutsche Investment Management Americas Inc.	Typesetting & Regulatory Filing	$xxxxx

EXHIBIT E

COMPARISON OF MANAGEMENT FEE RATES

DWS Large Cap Value Fund

Management Fee	Aggregate	Aggregate
Rate under	Amount of	Amount DeIM	%
Prior Investment	Management Fee	DeIM’s	would have	Change
Management	Rate Under New	management fee	received had	in Total
Agreement and	Investment Management	under	the New Fee	Amount
Interim Agreement	Agreement (“New Fee”)	Prior	been in	rec’d by
% of Net Assets	% of Net Assets	Agreement(	effect(	DeIM

0.525% to $1.5 billion	0.425% to $1.5 billion	$10,046,511	$8,112,209	-0.10%
0.500% next $500 million	0.400% next $500 million
0.475% next $1 billion	0.375% next $1 billion
0.450% next $1 billion	0.350% next $1 billion
0.425% next $1 billion	0.325% next $1 billion
0.400% thereafter	0.300% thereafter

_________________________

For the Fund’s latest fiscal year, ended November 30, 2006

3 Fund commenced operations on July 5, 2006.

EXHIBIT F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this __th day of ______________, 2007, between DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (the “Adviser”) and Deutsche Asset Management International GmbH (the “Sub-Adviser”).

WHEREAS, DWS Large Cap Value Fund (the “Fund”), is a series of DWS Value Series, Inc., a Maryland corporation (the “Corporation”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated ___________________, 2007 with the Corporation for the Fund (such agreement and any successor agreement thereto, the “Advisory Agreement”), pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.

Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Fund’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)

In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus (the “Operating Documents” and attached hereto as Appendix C) which have been put into effect in conformity by and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; provided however, that the Sub-Adviser shall be under no obligation to comply with any amendment and/or supplement to the Prospectus until such time as the Sub-Adviser has been notified of and has agreed to any and all such amendment and/or supplement and to the extent that such amendment and/or supplement relates to the services provided by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser of any changes to the 1940 Act or other applicable federal and state laws having effect on the services provided by the Sub-Adviser under this Agreement.

(b)

The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Fund’s registration statement and the Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Directors. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may, but shall be under no obligation to, buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund.

(c)

The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund. The Sub-Adviser shall provide to the Adviser or the Board of Directors such information as provided for in Appendix B to this Agreement.

The Sub-Adviser shall keep and maintain the books and records relating to the Assets required to be kept and maintained by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser in a timely manner about such information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser or the Fund under law applicable to the Adviser or the Fund. The Sub-Adviser shall also furnish to the Adviser, upon written request by the Adviser, any other reasonable information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that it will provide copies of such records it maintains pursuant to this Agreement upon the Fund’s request; provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due written notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)

The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the

Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Adviser for itself and on behalf of the Fund may reasonably request, the Sub-Adviser will furnish to the Adviser, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors and provide such information as the Board of Directors and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)

The Sub-Adviser shall provide the Fund’s custodian and the Fund’s Accountant with each business day’s information relating to all matched transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Corporation may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)

In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients. The Sub-Adviser may provide advice and take certain actions with respect to clients other than the Fund or for the Sub-Adviser’s own accounts that may differ from the advice or the timing or nature of actions taken with respect to the Fund. Furthermore, the Sub-Adviser shall have no obligation to recommend the purchase or sale of any asset on behalf of the Fund that the Sub-Adviser or an affiliate may purchase or sell for its own account or for the account of any clients of the Sub-Adviser.

(g)

Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund in accordance with such guidelines established by the Adviser and approved by the Board of Directors that the Adviser has provided to the Sub-Adviser in writing.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

2.

Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Operating Documents, the instruction and directions of the Board of Directors of the Corporation, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.
(a)	The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:
(i)	The Corporation’s Articles of Amendment and Restatement, as in effect on the date of this Agreement and as amended from time to time (herein called the “Articles”);
(ii)	By-Laws of the Corporation; and
(iii)	Prospectus of the Fund.
(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:
(i)	The Sub-Adviser’s most recent audited financial statements;
(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;
(iii)	The Sub-Adviser’s Form ADV; and
(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.
4.	Certain Representations and Warranties of the Sub-Adviser.
(a)

The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and that the Sub-Adviser will maintain all registrations and licenses necessary to conduct and maintain the Sub-Adviser’s business. The Sub-Adviser covenants to maintain such registration, license and approval in effect during the term of this Agreement, provided however, that the Sub-Adviser shall not be required to provide any service or engage in any activity herewith which the Sub-Adviser determines in its sole discretion could require the Sub-Adviser to obtain any approval or license other than the license referred to above or which would otherwise cause the Sub-Adviser to violate any applicable law, regulation or government policy.

(b)

The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein.

(c)

The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)

The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Corporation’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Directors.

5.	Compliance.
(a)

The Sub-Adviser agrees that it shall promptly notify the Adviser and the Fund: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that would in the reasonable opinion of the Sub-Adviser materially and adversely affect its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law; provided, however, that the Sub-Adviser shall be bound by the terms of this Section 5(a) upon actually becoming aware of the occurrence of any of the events contemplated in this Section 5(a) and only in the event that such action by the Sub-Adviser is not prohibited by applicable law or regulation, court or regulatory or other official body with competent jurisdiction.

(b)

The Sub-Adviser shall, unless prohibited by any applicable law or regulation, court or regulatory body or other official body with competent jurisdiction, forward as soon as reasonably practicable, upon receipt of a notice in writing, to the Adviser copies of any material correspondence from the SEC or other regulatory authority with competent jurisdiction that relates to the Fund or the Adviser generally, including SEC inspection reports, if any.

(c)

The Fund and the Adviser shall be given access to such records or other documents of the Sub-Adviser at reasonable times solely as is necessary for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, provided however, that the Sub-Adviser shall have no obligation to furnish the Fund or the Adviser with records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with requests for such records or other documents.

6.	Compensation to the Sub-Adviser.
(a)

For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily based on the average daily net assets of the Fund and will be paid to the Sub-Adviser monthly.

(b)

For purposes of this Section 6, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Directors for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.

Expenses. The Sub-Adviser shall bear all of its separate expenses (such as its general overhead expenses including the rent of offices, compensation and benefits of the administrative staff of the Sub-Adviser, maintenance of its books and records and its fixed expenses, telephones and general purpose office equipment) (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation and shall not be borne by the Sub-Adviser. Such expenses include, but are not limited to, investment management fees, fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Fund’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund.

8.

Standard of Care and Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the

Prospectus or any written guidelines, policies or instruction provided in writing by the Corporation’s Board of Directors or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.

Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

10.	Duration and Termination.
(a)

This Agreement shall become effective with respect to the Fund on _______________, 2007, and shall remain in full force for a period of two years from such date and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)

If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)

This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e)

The Sub-Adviser may at any time, without payment of any penalty, terminate this Agreement upon ninety (90) days’ written notice to the Adviser. The Sub-Adviser may without payment of any penalty terminate this Agreement upon prior written notice, if the Sub-Adviser determines in its sole discretion that the services provided by the Sub-Adviser under this Agreement would cause the Sub-Adviser to register with or obtain any regulatory or official approvals or licenses other than licenses as provided for in Section 4(a) sentence 1 of this Agreement, which in the opinion of the Sub-Adviser may be unreasonably detrimental to the Sub-Adviser.

(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.
12.	Confidentiality.
(a)

Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)

The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)

Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)

Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.
(v)

The Adviser agrees that the Sub-Adviser is authorized to record any telephone conversation held with the Sub-Adviser’s fund management team. The Sub-Adviser shall have the right to record and store any such telephone conversations for a limited period of time. The Adviser shall inform its employees, officers and directors and the Fund’s employees, officers and directors regarding the Sub-Adviser’s recording policies and shall obtain such persons’ consent with respect to any such recordings.

13.

Governing Law. This Agreement shall be governed by the laws of the State of Maryland, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.

Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.

Notice. Any notice, advice or report to be given pursuant to this Agreement shall be in writing and mailed or delivered to the address(es) listed below or to such other address(es) or to such other individual(s) as shall be specified by the respective party from time to time; provided, that all such deliveries by mail or otherwise shall be conclusive upon receipt.

To the Adviser:

John Pak, Esq.

Chief Legal Officer

Deutsche Investment Management Americas~~,~~ Inc.

Floor 16

345 Park Avenue

New York, NY 10154

and with a copy (which shall not constitute notice) to:

Patricia DeFilippis, Esq.

Deutsche Investment Management Americas, Inc.

Floor 16

345 Park Avenue

New York, NY 10154

To the Sub-Adviser:

Deutsche Asset Management International GmbH

Mainzer Landstrabe 178-190

60327 Frankfurt am Main,

Germany

Attention: DWS / DeAM Client Adoption

16.

Questions of Interpretation. Any question of interpretation of any term or provision of  this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

17.

Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

18.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT	DEUTSCHE ASSET MANAGEMENT
MANAGEMENT AMERICAS INC.	INTERNATIONAL GmbH
By:	By:
Name: Michael Colon	Name: Marcus Goering	Klaus Kaldemorgan
Title: Chief Operating Officer	Title: Managing Directors

Appendix A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate of 50% of the Advisory Fee, net any fee waivers. The payments pursuant to the schedule below are subject to any and all expense reimbursements and/or waivers to certain expenses of the Fund:

DWS Large Cap Value Fund	0.2025% to $1.5 billion 0.1900% next $500 million 0.1775% next $1 billion 0.1650% next $1 billion 0.1525% next $1 billion 0.1400% thereafter

Appendix B

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

Pursuant to Section 2(c) of the Agreement the Sub-Adviser shall furnish to the Adviser such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request as follows:

1.	Quarterly Compliance Certifications and Reports
2.	Code of Ethics Reports
3.	Code of Ethics Certifications
4.	Soft Dollar Commission Reports
5.	Rule 17e-1 Certifications (Broker/Adviser), as applicable
6.	Compliance Program Assessments and Certifications under Rule 38a-1/206(4)-7
7.	Compliance Due Diligence Questionnaires
8.	Policies, Procedures and Summaries

Appendix C

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	Articles
4.	By-laws and any pertinent amendments thereto

EXHIBIT G

PORTFOLIO MANAGEMENT

DWS Large Cap Value Fund is managed by a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. The portfolio manager on the team has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following person will handle the day-to-day management of the Fund.

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager of the Fund.
•	Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked as executive assistant to board member.
•	US and Global Fund Management: Frankfurt.
•	Joined the Fund in 2007.
•	PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

EXHIBIT H

INFORMATION ABOUT OTHER FUND SUB-ADVISED BY DEAMI

Has

compensation
been waived,
reduced or
otherwise
agreed to be
reduced
Net Assets	under any
As of	Current Management Fee	applicable
Fund Name	12/31/06 ($)	Schedule	contract?	Current Investment Objective

DWS International	$8,265,405	0.800% to $500 million	Yes	The fund seeks long-term
Value	0.780% next $500 million	capital appreciation and,
Opportunities	0.760% next $1 billion	secondarily, current income.
Fund[3]	0.740% thereafter

_________________________

3 Fund commenced operations on July 5, 2006.

DWS VALUE SERIES, INC.	PROXY CARD

DWS LARGE CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

4:00 p.m., Eastern time, on April 11, 2007

280 Oser Avenue

Hauppauge, NY 111788-3610

The undersigned hereby appoint(s) Elisa Metzger, Patricia DeFilippis and John Millette, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposals. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-704-4429

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

__________________________________________________________

Signature(s) (Title(s), if applicable)

__________________________________________________________

Date	[	]
[	]

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-704-4429 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on April 11, 2007

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:

VOTE ON PROPOSALS:

1.	To approve a New Investment Management Agreement between DWS Value Series, Inc. on behalf of DWS Large Cap Value Fund, and Deutsche Investment Management Americas Inc.
FOR	AGAINST	ABSTAIN

2.	To approve a New Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management International GmbH with respect to DWS Large Cap Value Fund.

FOR	AGAINST	ABSTAIN

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.